FORM OF LETTER OF TRANSMITTAL FOR USE BY HOLDERS OF
                            SERIES C PREFERRED SHARES

                                                                EXHIBIT (a)(1)-J

                              LETTER OF TRANSMITTAL
                        To Tender Shares of Common Stock
           To Which Shares of Series C Preferred Stock Are Convertible
                                       of
                        THE VERMONT TEDDY BEAR CO., INC.

                 Tendered on An "As Converted Basis" Pursuant to
                   the Offer to Purchase Dated August 21, 2002

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                   THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE
 AT 5:00 P.M., EASTERN TIME, ON FRIDAY, SEPTEMBER 27, 2002 UNLESS THE OFFER IS
                                   EXTENDED.

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     Common Shares To Which Series C Preferred Stock Are Convertible Must Be
                                  Tendered to:

                The Vermont Teddy Bear Co., Inc. (the "Company")
  By First Class Mail, Hand Delivery, Overnight, Certified or Express Mail to:

                        The Vermont Teddy Bear Co., Inc.
                               6655 Shelburne Road
                                  P.O. Box 965
                            Shelburne, Vermont 05482

         For this Letter of Transmittal to be validly delivered, it must be received by the Company at the above address (together with the other documents detailed in this Letter of Transmittal and the accompanying instructions) before our offer expires.

         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED AND DELIVERED.

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                     DESCRIPTION OF SHARES TENDERED (BOX I)
---------------------------------------------------------------------------------------------------------------

   Print Name(s) and Address(es) of Shareholder(s) (Please fill in        Common Shares Tendered On An "As
             exactly as name appears on certificate(s))                           Converted" Basis
                                                                          (attach additional signed list if
                                                                                     necessary)
--------------------------------------------------------------------------------------------------------------

(Attach additional signed list if necessary.  See Instruction 9)                       Total          Total
                                                                                       Number of    Number of
                                                                                        Common       Common
                                                                         Series C       Shares      Shares to
                                                                         Preferred    Underlying       be
                                                                        Certificate    Series C     Tendered
                                                                          Number       Preferred     on "As
                                                                                        Shares     Converted"
                                                                                                     Basis*

                                                                       ----------------------------------------

                                                                       ----------------------------------------

                                                                       ----------------------------------------

                                                                       Total Shares:
                                                                       ----------------------------------------

* Unless otherwise indicated, it will be assumed that all common shares underlying each Series C Preferred Shares certificate delivered to the Company are being tendered. See Instruction 4.

THIS LETTER OF TRANSMITTAL IS TO BE COMPLETED BY ALL SHARE HOLDERS TENDERING COMMON SHARES UNDERLYING SERIES C PREFERRED SHARES.

NOTE: SIGNATURES MUST BE PROVIDED IN THE BOX LABELED "IMPORTANT -SHAREHOLDERS SIGN HERE" CONTAINED IN ONE OF THE FOLLOWING PAGES

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

To:  The Vermont Teddy Bear Co., Inc.

         The person signing this Letter of Transmittal hereby tenders to The Vermont Teddy Bear Co., Inc., a New York corporation (the "Company"), the above-described shares of common stock underlying Series C Preferred shares of the company, par value $0.05 per share, on an "as converted" basis, at a price per share of $3.50, pursuant to the Company's offer to purchase up to 3,000,000 Shares, upon the terms and subject to the conditions set forth in the Offer to Purchase dated August 21, 2002, receipt of which is hereby acknowledged, and in this Letter of Transmittal which, together with the Offer to Purchase, as amended or supplemented from time to time, constitute the Offer.

         Subject to, and effective upon, acceptance for payment of and payment for the shares tendered herewith in accordance with the terms and subject to the conditions of the Offer, including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment, the undersigned hereby sells, assigns and transfers to (or upon the order of) the Company all right, title and interest in and to all shares tendered. The undersigned hereby represents and warrants to the Company that:

     (1) the undersigned has full power and authority to tender, sell, assign and transfer the shares tendered hereby and when and to the extent the same are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer of the shares, and not subject to any adverse claims;

     (2) the undersigned understands that tenders of shares pursuant to any one of the procedures described in the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the offer, including the undersigned's representation and warranty that (i) the undersigned will have, upon conversion of the Series C Preferred shares to common shares, a "net long position" within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, in the shares being tendered or equivalent securities at least equal to the shares being tendered and (ii) the tender of the shares complies with Rule 14e-4;

     (3) the undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the conversion of the Series C Preferred shares to the common shares tendered hereby and/or the sale, assignment and transfer of the common shares tendered hereby; and

     (4) the undersigned has read and agrees to all of the terms of the Offer.

         All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

         The Vermont Teddy Bear Co., Inc.'s acceptance for payment of shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer to Purchase.

         The undersigned understands that the Company will pay for shares validly tendered and not withdrawn pursuant to the offer taking into account the number of shares so tendered. The undersigned understands that all shares properly tendered and not withdrawn will be purchased at the price of $3.50 per share, all of which dollar amounts shall be net to the seller in cash, without interest thereon, upon the terms and subject to the conditions of the Offer to Purchase, including its proration provisions, and that the

Company will return Series C Preferred share certificates convertible to all other shares not purchased because of proration. The undersigned understands that tenders of shares pursuant to any one of the procedures described in the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer to Purchase.

         The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, shares tendered or may not be required to purchase any of the shares tendered hereby or may accept for payment fewer than all of the shares tendered hereby. Please issue the check for the purchase price of any shares purchased, and/or return any Series C Preferred share certificate(s) for shares convertible to common shares not tendered or not purchased, in the name(s)of the undersigned. Similarly, please mail the check for the purchase price of any shares purchased and/or any Series C Preferred certificates for shares convertible to common shares not tendered or not purchased, and accompanying documents, as appropriate, to the undersigned at the address shown below the undersigned's signature(s).

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                                    IMPORTANT

                             SHAREHOLDERS SIGN HERE

               (PLEASE ALSO COMPLETE SUBSTITUTE FORM W-9 INCLUDED
                         IN THIS LETTER OF TRANSMITTAL)


(Must be signed by the shareholder(s) exactly as the name(s) of such holder(s) appear(s) on certificate(s) for shares. If signature is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 4).
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        (Signature(s) of Shareholder(s))

Dated __________________________, 2002
Name(s): _______________________________________________________________________
Capacity (full title): _________________________________________________________
Address (Include Zip Code): ____________________________________________________
Area Code and Telephone No.: ___________________________________________________
Tax Identification Number or Social Security Number
         (see substitute Form W-9 included herewith): __________________________

(Must be signed by holder(s) exactly as name(s) appear(s) on certificate(s). If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 4.)

--------------------------------------------------------------------------------

     TO BE COMPLETED BY ALL TENDERING REGISTERED HOLDERS OF SECURITIES. PLEASE RETURN THIS SUBSTITUTE W-9 WITH THE LETTER OF TRANSMITTAL. DO NOT SENT TO THE INTERNAL REVENUE SERVICE.

------------------------------------------------ -------------------------------
  SUBSTITUTE REQUEST FOR        PART 1 - TAXPAYER IDENTIFICATION NUMBER (TIN)
  TAXPAYER IDENTIFICATION
 NUMBER AND CERTIFICATION
         FORM W-9               Name         ______________________________

Give form to the requester.     Address      ______________________________
  Do not send to the IRS                     Number and Street

DEPARTMENT OF THE TREASURY                   ______________________________
  INTERNAL REVENUE SERVICE                   City, State, Zip

                                Enter your TIN in the appropriate space. For individuals, this is your social security number
                                (SSN). However, if you are a resident alien and you do not have and are not eligible to get a SSN, your TIN is your IRS individual taxpayer identification number. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to Get a TIN below.

                                Social security number: ______________________or

                                Employer identification number: _______________.

                                ------------------------------------------------
                                PART 2 - CERTIFICATION

                                UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

                                1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), AND

                                2.   I am not subject to backup withholding
                                     because: (a) I am exempt from backup
                                     withholding, or (b) I have not been
                                     notified by the Internal Revenue
                                     Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

--------------------------------------------------------------------------------
CERTIFICATION INSTRUCTIONS. - You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

SIGNATURE:  ______________________________  DATE: ______________________________

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How to Get a TIN: If you do not have a TIN, apply for one immediately. To apply for a SSN, get Form SS-5, Application for Social Security Card, from your local Social

Security Administration office. Get Form W-7, Application for IRS
Individual Taxpayer Identification Number, to apply for an ITIN or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS's Internet Web Site at www. irs.gov.

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 30% of all reportable payments due to me will be withheld, but will be refunded if I provide a Taxpayer Identification Number within 60 days.

SIGNATURE: ____________________________  DATE:____________________________

--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE W-9 FORM MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THIS OFFER.

                      INSTRUCTIONS TO LETTER OF TRANSMITTAL
              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

                                  INSTRUCTIONS

             Forming Part of the Terms and Conditions of the Offer.


         1. Delivery of Letter of Transmittal and Certificates. For your shares to be properly tendered on an "as converted" basis, the Company must receive all of the following at its address on the front page of this Letter of Transmittal before or on the date the tender offer expires:

               o the certificates for the Series C Preferred shares convertible to common shares, to be tendered as an "as converted" basis; and

               o a properly completed and executed Letter of Transmittal or a manually executed facsimile of it; and

               o    any other documents required by this Letter of Transmittal.

         The method of delivery of all documents, including certificates, the Letter of Transmittal and any other required documents, is at the election and risk of the tendering shareholder. If delivery is by mail, the Company recommends that you use registered mail with return receipt requested, properly insured. In all cases, sufficient time should be allowed to ensure timely delivery.

         Except as specifically permitted by Section 4 of the Offer to Purchase, the Company will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional shares, except as expressly provided in the Offer to Purchase. All tendering shareholders, by execution of this Letter of Transmittal (or a facsimile of this Letter of Transmittal), waive any right to receive any notice of the acceptance of their tender.

         2. Inadequate Space. If the space provided in the box entitled "Description of Shares Tendered" above is inadequate, the dates of the certificates and/or the number of common shares to be tendered on an "as converted" basis should be listed on a separate signed schedule and attached to this Letter of Transmittal.

         3. Partial Tenders and Unpurchased Shares. If fewer than all of the common shares to which any Series C Preferred shares are convertible are to be tendered, fill in the number of shares that are to be tendered in the column entitled "Number of Shares Tendered" in the box entitled "Description of Shares Tendered" above. In that case, if any tendered shares are purchased, new Series C Preferred share certificate(s) convertible to the remainder of the common shares (including any shares not purchased) evidenced by the old Series C Preferred share certificate(s) will be issued and sent to the holder(s) of record as soon as practicable after the Expiration Date. Unless otherwise indicated, all shares represented by the Series C Preferred share certificate(s) set forth above and delivered to the Company will be deemed to have been tendered.

         If any tendered shares are not purchased or are properly withdrawn, or if less than all shares evidenced by a holder's certificate(s) are tendered, Series C Preferred share certificate(s) convertible to unpurchased common shares will be returned as soon as practicable after the expiration or termination of the tender offer or the proper withdrawal of the shares, as applicable. In that case, shares will be returned or credited without expense to the shareholder.

         4. Signatures on Letter of Transmittal; Stock Powers and Endorsements.

                  (a) Exact Signatures. If this Letter of Transmittal is signed by the holder(s) of record of the certificate(s) for shares tendered, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

                  (b) Signatures of Fiduciaries. If this Letter of Transmittal or any certificate(s) or power(s) of attorney is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, that person should so indicate when signing this Letter of Transmittal and must submit proper evidence satisfactory to the Company of his or her authority to so act.

         5. Odd Lots. As described in Section 1 of the Offer to Purchase, if the Company is to purchase fewer than all shares tendered before the Expiration Date and not properly withdrawn, the shares purchased first will consist of all shares properly tendered by any shareholder who owned, beneficially or of record, an aggregate of fewer than 100 shares, and who tenders all of the holder's shares. This preference will not be available unless the section captioned "Odd Lots" is completed.

         6. Order of Purchase in Event of Proration. As described in Section 1 of the Offer to Purchase, shareholders may specify in the "Description of Shares Tendered" box of this Letter of Transmittal the order in which their shares are to be purchased if, as a result of the proration provisions or otherwise, some but not all of the tendered shares are purchased in the tender offer. Shareholders may specify in the "Description of Shares to Be Tendered" box of this Letter of Transmittal the order in which the common shares underlying their Series C Preferred shares are to be tendered on an "as converted" basis. The order of purchase may have an effect on the federal income tax treatment of the purchase price for the shares purchased. See Sections 1 and 13 of the Offer to Purchase.

         7. Irregularities. All questions as to the number of shares to be accepted (whether on an "as converted" basis or otherwise), the price to be paid for the shares and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of shares will be determined by the Company in its sole discretion, which determination will be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders of shares it determines not to be in proper form or the acceptance of which or payment for which may be unlawful. The Company also reserves the absolute right to waive any of the conditions of the offer or any defect or irregularity in any tender with respect to any particular shares or any particular shareholder, and the Company's interpretation of the terms of the offer (including these Instructions) will be final and binding on all parties. No tender of shares will be deemed to be properly made until all defects or irregularities have been cured by the tendering shareholder, or waived by the Company. Unless waived, any defects or irregularities in connection with tenders must be cured within that time as the Company will determine. None of the Company, the Depositary or the Information Agent (as defined in the Offer to Purchase) or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any notice of defect or irregularity.

         8. Questions and Requests for Assistance and Additional Copies. You may request additional copies of the Offer to Purchase or this Letter of Transmittal from the Company by contacting Courtney Greisser at The Vermont Teddy Bear Company, 6655 Shelburne Road, PO Box 965, Shelburne, VT 05482, tel.
(802)985-1309, or by email, Courtney@vtbear.com.

         9. Tax Identification Number and Backup Withholding. Federal income tax law generally requires that a shareholder whose tendered shares are accepted for purchase, or the shareholder's assignee (in either case, the "Payee"), provide the Company with the Payee's correct Taxpayer Identification Number ("TIN"), which, in the case of a Payee who is an individual, is the Payee's social security number. If the Company is not provided with the correct TIN or an adequate basis for an exemption, the Payee may be subject to penalties imposed by the Internal Revenue Service and backup withholding in an amount equal to 30% of the gross proceeds received pursuant to the offer. If withholding results in an overpayment of taxes, a refund may be obtained.

         To prevent backup withholding, each Payee must provide the Payee's correct TIN by completing the Substitute Form W-9 set forth in this document, certifying that the TIN provided is correct (or that the Payee is awaiting a TIN) and that (i) the Payee is exempt from backup withholding, (ii) the Payee has not been notified by the Internal Revenue Service that the Payee is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the Internal Revenue Service has notified the Payee that the Payee is no longer subject to backup withholding. If the Payee lacks a TIN, the Payee should (i) consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 ("W-9 Guidelines") for instructions on applying for a TIN, (ii) write "Applied For" in the space provided in Part 1 of the Substitute Form W-9, and (iii) sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth in this document. If the Payee does not provide the Payee's TIN to the Depositary within sixty (60) days, backup withholding will begin and continue until the Payee furnishes the Payee's TIN to the Depositary. Note that writing "Applied For" on the Substitute Form W-9 means that the Payee has already applied for a TIN or that the Payee intends to apply for one in the near future.

         If shares are held in more than one name or are not in the name of the actual owner, consult the enclosed W-9 Guidelines for information on which TIN to report.

         Exempt Payees (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Payee should write "Exempt" in Part 2 of the Substitute Form W-9. See the enclosed Guidelines for Certification of Taxpayer Identification Number on the Substitute Form W-9 for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, that person must submit the appropriate completed IRS Form W-8BEN, signed under penalty of perjury attesting to the exempt status. This form may be obtained from the Company.

         10. Withholding For Non-United States Shareholders. The Company generally will withhold United States federal income taxes equal to 30% of the gross proceeds payable to the non-United States holder or his or her agent unless the Company determines that a reduced rate of withholding is available pursuant to a tax treaty or that an exemption from withholding is applicable because of gross proceeds are effectively connected with the conduct of a trade or business within the United States.

         To obtain a reduced rate of withholding under a tax treaty, a non-United States holder must deliver to the Company before the payment a properly completed and executed IRS Form W-8BEN (or successor form). To obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the offer are effectively connected with the conduct of a trade or business within the United States, a non-United States holder must deliver to the Company a properly completed and executed IRS Form W -8ECI (or successor form). A non-United States holder that qualifies for an exemption from withholding by delivering IRS Form W-8ECI generally will be required to file a United States federal income tax return and will be subject to United States federal income tax on income derived from the sale of shares pursuant to the offer in the manner and to the extent described in Section 13 of the Offer to Purchase as if it were a United States holder. The Company will determine a shareholder's status as a non-United States holder and eligibility for a reduced rate of, or exemption from, withholding by reference to any outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., IRS Form W-8BEN or IRS Form W-8ECI) unless facts and circumstances indicate that reliance is not warranted.

         A non-United States holder may be eligible to obtain a refund of all or a portion of any tax withheld if the non-United States holder meets those tests described in Section 13 of the Offer to Purchase that would characterize the exchange as a sale (as opposed to a dividend) or is otherwise able to establish that no tax or a reduced amount of tax is due.

         Non-United States holders are urged to consult their tax advisors regarding the application of United States federal income tax withholding, including eligibility for a withholding tax reduction or exemption, and the refund procedure.

         GUIDELINES FOR CERTIFICATION OF TAXPAYER INDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

Guidelines for determining the proper identification number to give the payer - Social Security numbers (SSNs)
have nine digits separated by two hyphens:  e.g., 000-000-0000.  Employer identification numbers (EINs) have nine digits separated by only one hyphen:  e.g., 00-0000000.  The table below will help determine the number to give the payer.

FOR THIS TYPE OF ACCOUNT                                  GIVE THE SOCIAL SECURITY NUMBER OF:
1.  An individual's account                               The individual
2.  Two or more individuals (joint account)               The actual owner of the account or, if combined
                                                          funds, the first individual on the account1
3.  Husband and wife (joint account)                      The actual owner of the account or, if combined
                                                          funds, the first individual on the account1
4.  Custodian account of a minor                          The minor2
      (Uniform Gift to Minors Act)
5.  Adult and minor (joint account)                       The actual owner of the account or, if combined
                                                          funds, the first individual on the account1
6.  Account in the name of the guardian or committee      The ward, minor or incompetent person3
for a designated ward, minor or incompetent person.
7.  a.  The usual revocable savings trust account         The grantor-trustee1
          (grantor is also trustee)

     b.  So-called trust account that is not a legal or   The actual owner1
          valid trust under State law
========================================================================================
FOR THIS TYPE OF ACCOUNT:                                 GIVE THE EMPLOYER IDENTIFICAITON NUMBER OF:
8.  Sole proprietorship account                           The owner of4
9.  A valid trust, estate, or pension trust               The legal entity (Do not furnish the identifying
                                                          number of the personal representative or trustee
                                                          unless the legal entity itself is not designated in
                                                          the account title.)5
10.  Corporate account                                    The corporation
11.  Religious, charitable or educational organization    The organization
account
12.  Partnership account held in the name of the          The partnership6
business
13.  Association, club or other tax-exempt organization   The organization
14.  A broker or registered nominee                       The broker or nominee
15.  Account with the Department of Agriculture in the    The public entity
name of a public entity (such as a State or local
government, school district, or prison) that receives
agricultural program payments

--------

/1/ List first and circle the name of the person whose number you furnish. If only one person on a joint account has a SSN, that person's number must be furnished.
/2/ Circle the minor's name and furnish the minor's SSN
/3/ Circle the ward's, minor's or incompetent person's name and furnish such person's SSN.
/4/ Show the name of the owner but you may also enter your business or "doing business as" name. You may use either your SSN or your EIN (if you have one). This also applies to a single-member limited liability company that is disregarded as an entity separate from its owner for federal purposes.
/5/ List first and circle the name of the legal trust, estate, or pension trust. /6/ This also applies to a limited liability company with at least two members.
NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

Obtaining a Number

         If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5 Application for a Social Security Number Card, Form SS-4, Application for Employer Identification Number, or Form W-7, Application for IRS Individual Taxpayer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service, and apply for a number.

Payees Exempt from Backup Withholding:

Payees specifically exempted from backup withholding on all payments include the following:

o        Certain corporations.
o        Certain financial institutions.
o An organization exempt from tax under Section 501(a) of the Internal Revenue Code of 1986, as amended (the "Code"), an individual retirement account, or a custodial account under Section 403(b)(7), if the account satisfies the requirement of Section 401(f)(2).
o        The United States or any agency or instrumentality thereof.
o A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
o A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
o        An international organization or any agency or instrumentality thereof.
o Certain dealers in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.
o        Certain real estate investment trusts.
o Certain common trust funds operated by a bank under Section 584(a) of the Code.
o Certain exempt charitable remainder trusts described in Section 644 of the Code and certain non-exempt trusts described in Section 4947 of the Code.
o Certain entities registered at all times under the Investment Company Act of 1940.
o        Certain foreign central banks of issue.
o Certain futures commission merchants registered with the Commodity Futures Trading Commission.
o Certain middlemen known in the investment community as nominees or custodians.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

o Payments to nonresident aliens subject to withholding under Section 1441 of the Code.
o Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident partner.
o Payments of patronage dividends where the amount received is not paid in money.
o        Payments made by certain foreign organizations.
o        Section 404(k) payments made by an ESOP.


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Payments of interest not generally subject to backup withholding include the following:

o Payments of interest on obligations issued by individuals. NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
o Payments of tax-exempt interest (including exempt-interest dividends under Section 852 of the Code).
o Payments described in Section 6049(b)(5) of the Code to nonresident aliens.
o        Payments made by certain foreign organizations.
o        Mortgage or student loan interest paid to you.

Exempt payees described above should file the Form W-9 to avoid possible erroneous backup withholding. File this form with the payer, furnish your taxpayer identification number, check the box provided to indicate that you are exempt from backup withholding, and return it to the payer. If the payments are interest, dividends, or patronage dividends, also sign and date the form. If you are a nonresident alien or a foreign entity not subject to backup withholding, file with the payer a completed Internal Revenue Form W-8 (Certificate of Foreign Status).

Certain payments other than interest, dividends and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N of the Code and the regulations promulgated thereunder.

         Privacy Act Notice. Section 6109 of the Code requires you to give taxpayer identification numbers to payers who must report the payment to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 30% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES:

(1) Penalty for Failure to Furnish Taxpayer Identification Number - If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Failure to Report Certain Dividend and Interest Payments - If you fail to include any portion of an includible payment for interest, dividends or patronage dividends in gross income, such failure may result in civil or criminal penalties.

(3) False Information With Respect to Withholding - If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500. Falsifying certifications or affirmations may also subject to criminal penalties including fines and/or imprisonment.

                   FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
                   CONSULTANT OR THE INTERNAL REVENUE SERVICE.


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